Exhibit 24

                              CONFIRMING STATEMENT



This Statement confirms that the undersigned, TDR Capital 'A' LP, TDR Capital 'B' LP, TDR Capital 'C' LP, TDR Capital Co-Investment LP, TDR Capital General Partner LP, TDR Capital LLP, Stephen Robertson and Manjit Dale, have each authorized and designated William F. Schwitter, Luke P. Iovine, III and Glenn E. Schoenfeld, or any one of them, to execute and file on each of the undersigned's behalf all Forms 3, 4, and 5 (including any amendments thereto) that each of the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of each of the undersigned's ownership of or transactions in securities of Williams Scotsman International, Inc. The authority of William
F. Schwitter, Luke P. Iovine, III and Glenn E. Schoenfeld under this Statement shall continue until the undersigned are no longer required to file Forms 3, 4, and 5 with regard to their ownership of or transactions in securities of Williams Scotsman International, Inc., unless earlier revoked in writing. Each of the undersigned acknowledges that William F. Schwitter, Luke P. Iovine, III and Glenn E. Schoenfeld are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.


Date: August 9, 2007


                       TDR CAPITAL 'A' LP


                           By:  /s/ Blair Thompson
                               -------------------------------
                           Name:    Blair Thompson
                           Title:   Chief Operating Officer
                                    for and on behalf of TDR Capital LLP
                                    as Manager of TDR Capital 'A' LP


                       TDR CAPITAL 'B' LP


                           By:  /s/ Blair Thompson
                               -------------------------------
                           Name:    Blair Thompson
                           Title:   Chief Operating Officer
                                    for and on behalf of TDR Capital LLP
                                    as Manager of TDR Capital 'B' LP

                       TDR CAPITAL 'C' LP


                           By:  /s/ Blair Thompson
                               -------------------------------
                           Name:    Blair Thompson
                           Title:   Chief Operating Officer
                                    for and on behalf of TDR Capital LLP
                                    as Manager of TDR Capital 'C' LP


                         TDR CAPITAL CO-INVESTMENT LP


                           By:  /s/ Blair Thompson
                               -------------------------------
                           Name:    Blair Thompson
                           Title:   Chief Operating Officer
                                    for and on behalf of TDR Capital LLP
                                    as Manager of TDR Capital Co-Investment LP


                        TDR CAPITAL GENERAL PARTNER LP


                           By:  /s/ Blair Thompson
                               -------------------------------
                           Name:    Blair Thompson
                           Title:   Chief Operating Officer
                                    for and on behalf of TDR Capital LLP
                                    as Manager of TDR Capital General Partner LP

                       TDR CAPITAL LLP


                           By:  /s/ Blair Thompson
                               -------------------------------
                           Name:    Blair Thompson
                           Title:   Chief Operating Officer

                       STEPHEN ROBERTSON


                           By:  /s/ Stephen Robertson
                               -------------------------------
                           Name:    Stephen Robertson



                       MANJIT DALE


                              By: /s/ Manjit Dale
                               -------------------------------
                               Name: Manjit Dale